Exhibit 99.1

A.G. Edwards Conference May 15, 2007 – New York Frank Semple, President and Chief Executive Officer Nancy Buese, Senior Vice President and CFO

Forward-Looking Statements This presentation contains forward-looking statements and information. These forward-looking statements, which in many instances can be identified by words like “could,” “may,” “will,” “should,” “expects,” “plans,” “project,” “anticipates,” “believes,” “potential,” and other comparable words, regarding future or contemplated performance, transaction, or events, are based on MarkWest’s current information, expectations and beliefs, concerning future developments and their potential effects on MarkWest. Although we believe that the expectations reflected in the forward-looking statements, including those referring to future performance, growth, cash flow, income, distributions, coverage ratios, dividends, or other items or events, are reasonable, we can give no assurance that such expectations or the assumptions behind them will prove to be correct, or that projected performance or distributions will be achieved. The forward-looking statements involve a variety of risks and uncertainties as identified below, which should be carefully reviewed and considered. If any of the uncertainties or risks develop into actual events, or if underlying assumptions prove incorrect, it could cause actual results to vary significantly from those expressed in the presentation, and our business, financial condition, or results of operations could be materially adversely affected. Key uncertainties and risks that may directly affect MarkWest’s performance, future growth, results of operations, and financial condition, include: Fluctuations and volatility of natural gas, NGL products, and oil prices; A reduction in natural gas or refinery off-gas production which we gather, transport, process, and/or fractionate; A reduction in the demand for the products we produce and sell; Financial credit risks / failure of customers to satisfy payment or other obligations under our contracts; Effects of our debt and other financial obligations on our future financial or operational flexibility; Construction, procurement, and regulatory risks in our development projects; Hurricanes, fires, and other natural and accidental events impacting our operations; Terrorist attacks directed at our facilities or related facilities; Changes in and impacts of laws and regulations affecting our operations; and Failure to integrate recent or future acquisitions.

Non-GAAP Measures This presentation utilizes the Non-GAAP financial measures of Adjusted EBITDA and Distributable Cash Flow. We define Adjusted EBITDA as net income or loss before interest, provision for income taxes, depreciation and amortization expense, non-cash compensation expense, and non-cash unrealized derivative gain / loss . Adjusted EBITDA is not a measure of performance calculated in accordance with GAAP, and should not be considered in isolation or as a substitute for net income, income from operations, or cash flow as reflected in our financial statements. Adjusted EBITDA is presented because such information is relevant and is used by management, industry analysts, investors, lenders, and rating agencies to assess the financial performance and operating results of our fundamental business activities. Management believes that the presentation of Adjusted EBITDA is useful to lenders and investors because of its use in the midstream natural gas industry and for master limited partnerships as an indicator of the strength and performance of our ongoing business operations. Additionally, management believes that Adjusted EBITDA provides additional and useful information to our investors for trending, analyzing, and benchmarking our operating results from period to period as compared to other companies that may have different financing and capital structures. The presentation of Adjusted EBITDA allows investors to view our performance in a manner similar to the methods used by management and provides additional insight to our operating results. In general, we define Distributable Cash Flow as net income or loss plus (i) depreciation, amortization, and accretion expense; (ii) non-cash earnings from unconsolidated affiliates; (iii) contributions to unconsolidated affiliates net of expansion capital expenditures; (iv) non-cash compensation expense; (v) non-cash derivative activity; (vi) gains and losses on the sale of assets; and (vii) the subtraction of sustaining capital expenditures. Distributable Cash Flow is a significant liquidity metric used by our senior management to compare basic cash flows generated by us to the cash distributions we expect to pay partners. Distributable cash flow is also an important Non-GAAP financial measure for our limited partners since it serves as an indicator of our success in providing a cash return on investment. Distributable cash flow is also a quantitative standard used by the investment community with respect to publicly traded partnerships such as ours because the value of a partnership unit is in part measured by its yield (which in turn is based on the amount of cash distributions a partnership pays to a unit holder). The GAAP measure most directly comparable to Distributable Cash Flow and Adjusted EBITDA is net income. Please see the Appendix for our calculations of Adjusted EBITDA and Distributable Cash Flow along with the appropriate reconciliations.

MarkWest Hydrocarbon, Inc. Ticker — MWP (AMEX) 11.99 million shares outstanding Price (05/11/07) — $59.91 Market cap (05/11/07) — $718 million Key assets: 4.9 million units in MWE 89.7% of MWE General Partner Gas and natural gas liquid marketing No debt outstanding Owns 15.2% of MWE MarkWest Structure MarkWest Energy Partners, L.P. Ticker — MWE (NYSE) 36.5 million units outstanding Price (05/11/07) — $36.45 Market cap (05/11/07) — $1.3 billion LT Debt: $500 million Key assets: Southwest East Texas gathering system and processing plant Oklahoma gathering and processing systems Lateral pipelines to power plants 19 gathering systems Gulf Coast Javelina processing facility Starfish Pipeline Company Northeast Largest gas processor in Appalachia Plant and pipelines — western Michigan

Strategic and growing midstream position with high-quality assets Ranked #1 in customer satisfaction Stable cash flows Experienced management team Successful track record of growth History of completing accretive acquisitions Ability to capitalize on organic growth opportunities MWE Investment Highlights

MWE: Proven Results Since IPO IPO Present Unit Price(1) $10.25 $36.45 +256% Annualized Distribution(1) $1.00 $2.04 +104% Adjusted EBITDA(2) $11.0 million $178.2 million +1,520% Total Assets $85.9 million $1,157.7 million +1,248% Adjusted for the 2:1 unit split effective on February 28, 2007 From year ended December 31, 2002 to LTM as of March 31, 2007. See appendix for reconciliation of Adjusted EBITDA to Net Income.

MWE: Consistent Distribution Growth Since IPO 104% Distribution Growth since IPO (16% CAGR) 2002 2003 2004 2006 2005 Common Unit Distributions 2007 $0.00 $0.10 $0.20 $0.30 $0.40 $0.50 $0.60 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1

MARKWEST
Energy Partners, L.P.

Growth Driven by Acquisitions and Expansion



Western Oklahoma Gathering Systems and Processing Plant
- Foss Lake and Arapaho acquired in December 2003
- JMA Grimes acquired in December 2006
- 105 MMcf/d gathering capacity
- 100 MMcf/d processing plant

Carthage Gathering Systems and Processing Plant
- Acquired July 2004
- 410 MMcf/d gathering capacity
- 200 MMcf/d processing plant

Michigan Crude Oil Pipeline and Natural Gas System
- Acquired December 2003
- Crude oil pipeline
- 250 mile intrastate pipeline
- 90 mile natural gas pipeline
- Gas processing plant
- Niagaran Reef production

Southeast Oklahoma – Woodford Shale
- Announced in September 2006
- Long-term, fee-based agreement
- 130,000 dedicated acreage
- Current production of 110 MMcf/d, expected to grow to >300 MMcf/d by 2010

Lubbock Lateral System
- Acquired September 2003
- 100 MMcf/d capacity

Appalachia
- 5 processing plants with 350 MMcf/d capacity
- NGL fractionation plant
- 136 mile NGL pipeline
- 11 million gallon NGL storage facility

Pinnacle Gathering Systems
- Acquired March 2003
- 15 gas gathering systems
- 3 lateral gas pipelines

Javelina Company
- Acquired November 2005
- Gas processing, fractionation, and transportation facilities

Starfish Pipeline Company
- Acquired March 2005
- Offshore gas gathering systems
- West Cameron dehydration

7

May 2007

“MarkWest Energy Named #1 in Natural Gas Customer Satisfaction” EnergyPoint Research, Inc. 2006 Customer Satisfaction Survey

Strategic Investments Drive Increasing Return 2003 2004 2005 2006 2007P Acquisitions Expansion capital 2003 2004 2005 2006 LTM Q107 $1 billion of investment since 2002 IPO $ millions $ millions Adjusted EBITDA since 2002 IPO* *See appendix for reconciliation of Adjusted EBITDA to Net Income. $0 $100 $200 $300 $400 $500 1 2 3 4 5 $0 $50 $100 $150 $200

2007 expansion capital forecast of $265mm ($54mm actual expenditures in Q107) Oklahoma East Texas Javelina Woodford project development $189.0mm Compressor additions/other expansion $8.2mm Processing plant expansion $5.0mm Well connects $4.8mm ANR connection $4.0mm Compressor additions/other expansion $17.2mm Centerpoint connection $4.8mm Appleby new compressor / system upgrade piping $4.7mm Hobbs pipeline expansion $2.0mm Well connects $1.1mm Other expansion $1.0mm C5 enhancement $11.5mm Residue pipelines $6.6mm Other Southwest Expansion Capex Summary $189 Woodford $22 East Texas $9 Other SW $22 Oklahoma $18 Javelina $2 Appalachia

Woodford Shale Play Long-term, fee-based agreement with Newfield Exploration Company Significant expansion opportunities with third parties Key Attributes of the gathering system Highly reliable, low pressure header system Gathering, compression, dehydration, and treating with significant market options Gathering system will cover 200 square miles in four counties of Arkoma Basin comprising 130,000 dedicated acres Capital expenditure forecast ~$215MM by end of 2007 (including 2006 spend) Estimated $350MM through 2011 Current project status Assumed all full gathering operations on May 1 Acquired and installed approximately 165 miles of pipe and 48,000 compression horsepower as of May 1, 2007 Current production is 110 MMcf/d, which is expected to grow to over 300 MMcf/d by 2010 Southeast Oklahoma – Woodford Shale Long-term Expansion Opportunities

Net Operating Margin(1) for the Three Months Ended 3/31/07 By Geographic Region By Contract Type (1) As defined in our Quarterly Report on Form 10-Q, Net Operating Margin is calculated as total revenues less purchased product costs. (2) Keep-whole exposure offset by long natural gas position derived from POI and natural gas contracts. Diversified Operations Oklahoma 17% Gulf Coast 25% East Texas 32% Appalachia 13% Michigan 4% Other Southwest 9% Keep Whole 0%(2) POI & Natural Gas 0% (2) POP & NGL 60% Fee Based 40%

We have an ongoing hedge program, designed to manage exposure to commodity price risk, which is primarily due to our long NGL position Hedges are executed on a 36-month time horizon, using a combination of collars and swaps We are fully hedged through the second quarter of 2010 allowing for a required level of operational flexibility The DCF sensitivity to downside price changes below $65 per barrel is approximately $900,000 for every $1/BBL change in Nymex crude price Hedge Program

MWE Capital Structure ($ in millions) As of March 31, 2007 Pro-forma for April 2007 Equity Transaction (2) Cash 32.2 $ 90.0 $ Credit Facility 80.0 $ - 6-7/8% Senior Notes due 2014 225.0 $ 225.0 8-1/2% Senior Notes due 2016 271.9 $ 271.9 576.9 $ 496.9 $ Partners' Capital 441.9 $ 579.7 Total Capitalization 1,018.8 $ 1,076.6 $ LTM Adjusted EBITDA (1) 178.2 $ 178.2 $ Total Debt / Capitalization 56.6% 46.2% Total Debt / LTM Adjusted EBITDA 3.2x 2.8x LTM Adjusted EBITDA / Interest Expense 3.7x 3.7x (1) LTM Adjusted EBITDA calculated in accordance with Credit Facility covenants. (2) $138 million private placement transaction closed on April 9, 2007. Total Debt

MWE Distribution Coverage 3 Months Ended 3/31/07 12 Months Ended 12/31/06 ($ in millions) Net income 4.8 $ 70.1 $ Plus: 12.0 46.1 16.5 4.0 Less: (0.7) (2.3) Distributable cash flow (DCF) 32.6 117.9 Actual distributions paid 24.7 $ 73.9 $ DCF / actual distribution coverage ratio 1.3x 1.6x Diluted units outstanding on May 9, 2007 (record date for Q107 distribution) 36.5 million Sustaining capital expenditures Other Depreciation and amortization

2007 Financial Guidance Segment operating income of $140 million to $155 million Distributable cash flow of $120 million to $135 million Growth capital expenditures in the $260 million to $270 million range, of which approximately $190 million will be related to our Woodford project Maintenance capital of approximately $5 million The 2007 forecast would allow for an increase of approximately 10% in distributions to our limited unit holders while maintaining a comfortable coverage ratio of 1.1 to 1.3 times 2007 Guidance and Key Assumptions

Strategic and growing midstream position with high-quality assets Ranked #1 in customer satisfaction Stable cash flows Experienced management team Successful track record of growth History of completing accretive acquisitions Ability to capitalize on organic growth opportunities MWE Investment Highlights

Investor Relations 866-858-0482 www.markwest.com 1515 Arapahoe St., Tower 2, Suite 700, Denver CO 80202

Appendix - Reconciliation of Adjusted EBITDA to Net Income ($ in millions) 2003 2004 2005 2006 LTM Ended 3/31/07 Adjusted EBITDA 18.6 $ 46.9 $ 63.3 $ 188.1 $ 178.2 $ Non-cash compensation (2.3) (3.3) (3.1) (15.2) (19.4) Non-cash unrealized derivative gain / (loss) - 0.1 0.7 (6.2) (2.8) Depreciation, amortization, and accretion (7.5) (19.2) (29.2) (46.0) (46.8) Interest expense (3.1) (9.2) (22.5) (40.7) (39.0) Amortization of deferred financing costs (1.0) (5.2) (6.8) (9.1) (8.9) Income before Texas margin tax 4.8 $ 10.0 $ 2.4 $ 70.9 $ 61.2 $ Texas margin tax - - - (0.8) (0.8) Net Income 4.8 $ 10.0 $ 2.4 $ 70.1 $ 60.4 $

Appendix - Distributable Cash Flow ($ in millions) 3 Months Ended 3/31/07 12 Months Ended 12/31/06 Net Income 4.8 $ 70.1 $ Depreciation, amortization, and accretion 12.0 46.1 Amortization of deferred financing costs 0.7 9.1 Non-cash earnings from unconsolidated affiliates (1.8) (5.3) Contributions to unconsolidated affiliates net of expansion capital expenditures 2.7 (9.4) Non-cash compensation expense 5.6 15.2 Non-cash derivative activity 9.3 (6.2) Other - 0.6 Sustaining capital expenditures (0.7) (2.3) Distributable cash flow 32.6 $ 117.9 $